EXHIBIT 10.20

                        EVCI CAREER COLLEGES INCORPORATED

                             STOCK OPTION AGREEMENT
                          (Non-Qualified Stock Option)

         THIS  AGREEMENT,  made as of January 1, 2004,  by EVCI CAREER  COLLEGES
INCORPORATED, a Delaware Corporation (the "Company"), with JOSEPH D. ALPERIN (the "Holder"):

         The Company has adopted the EVCI Career Colleges Incorporated 1998 Amended and Restated Incentive Plan (the "Plan"). However, there are no shares available for grant under the Plan. As an incentive for the Holder to enter into an employment agreement (the "Employment Agreement") with the Company, the Board authorized the grant of options to the Holder that are not covered by the Plan. However, the terms of such options, to the extent not expressly governed by this Agreement shall be the same as if granted under the Plan, except that, if there is any inconsistency between such Plan terms and this Agreement, this Agreement shall govern. Subject to the foregoing, the Plan, as it currently exists, is incorporated herein by reference and made part of this Agreement. Capitalized terms in this Agreement shall have the same meaning as in the Plan unless the context requires otherwise. References to the Plan mean as it currently exists.

         NOW, THEREFORE, , the Company hereby grants to the Holder, as of the date hereof, the Option to purchase all or any part of 90,000 shares (the "Shares") of Common Stock of the Company, par value $.0001 per share (the "Common Stock"), at a price per share of $4.70 (the "Exercise Price"), which price is 100% of the Fair Market Value of a share of Common Stock on December 23, 2004. The Option shall also be subject to the following terms and conditions:

         1. a. The Option shall continue in force through December 31, 2008 (the "Expiration Date"), unless sooner terminated as provided herein or in the Plan. The Option shall vest and to become exercisable, on a cumulative basis, as to 45,000 Shares on December 31, 2004 and 45,000 Shares on December 31, 2005. However, the Option shall become fully vested and exercisable on a Change of Control Date.

             b. The Option is designated as a stock option that does not qualify as an incentive stock option pursuant to the Internal Revenue Code of 1996, as amended (the "Code").

         2. In the event that the relationship of the Holder to the Company and its Related Entities (as defined below) is terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may be exercised (to the extent that the Holder was entitled to do so at the termination of this relationship with the Company and its Related Entities) at any time within 90 days after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any Related Entity, as the case may be, the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. In its sole and absolute discretion, the Board may extend such 90-day time period and amend this Agreement accordingly.

         3. If the Holder shall (a) die within 90 days after the termination of the Holder's relationship with the Company (other than termination for cause, or voluntarily on the Holder's part and without the consent of the Company or a Related Entity, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as an employee, director or consultant to the Company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by such person's executors or administrators, at any time within six months after the date of death of the original Holder, or six months after the date of permanent or total disability, but in either case, not earlier than the date provided in the immediately preceding paragraph or later than the Expiration Date.

         4. a. The Holder may exercise the Option with respect to any number of whole shares less than the full number of shares subject to the Option but not for less than 100 shares. The Holder may exercise the Option by giving the Company written notice in the form annexed, as provided in paragraph 10 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full by means of one or a combination of the following: (i) in cash, of an amount equal to the Exercise Price multiplied by the number of shares as to which the Option is being exercised (the "Purchase Price"); or (ii) if permitted by the Board, by surrender to the Company of a number of shares of Common Stock, or by allowing the Company to deduct a number of shares from the shares of Common Stock deliverable to the Holder upon exercise of the Option, having a Fair Market Value, as determined by the Board on the date of exercise pursuant to the Plan, equal to the Purchase Price.

             b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the Purchase Price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

         5. Notwithstanding any other provision of this Agreement or the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares subject to the Option and the Exercise Price shall be appropriately adjusted by the Board as the Board shall determine to be equitably required, its determination to be final and conclusive.

         6. The Option shall, during the Holder's lifetime, be exercisable only by the Holder, and neither the Option nor any right hereunder shall be transferable by the Holder, by operation of law or otherwise, except by will or the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Holder and it shall thereupon become null and void.



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

         7. Neither the Holder nor, in the event of the Holder's death, any person entitled to exercise the Holder's rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or the Holder's estate, as the case may be.

         8. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (a "Related Entity") or in any way affect any right and power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

         9. Except as provided in the introduction to this Agreement, the Option is subject to, and the Company the Holder agree to be bound by, all of the terms and conditions of the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Holder or other persons entitled to exercise the Option at the Company's principal executive offices.

         10. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, at its principal executive offices, and any notice to the Holder shall be addressed to the Holder at the Holder's address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given, upon receipt, if delivered by hand, receipt acknowledged, or on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

         11. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, the determination by the Administrator of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to the Option.

                                EVCI CAREER COLLEGES INCORPORATED

                                By: /s/ Dr. John J. McGrath
                                    --------------------------------------------
                                    Name: Dr. John J. McGrath
                                    Title: Chief Executive Officer and President

ACCEPTED AND AGREED:

/s/ Joseph D. Alperin
------------------------------------
    Joseph D. Alperin


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

                           FORM OF NOTICE OF EXERCISE

TO:     EVCI CAREER COLLEGES INCORPORATED
        At its principal executive offices

         The undersigned hereby exercises the Holder's option to purchase _____ shares of Common Stock (the "Shares") of EVCI Career Colleges Incorporated ("EVCI"), as provided in the Stock Option Agreement made as of January 1, 2004, at $ per share, for a total of $__________, and makes payment therefor as follows:

         (a) If permitted by EVCI's Board of Directors, to the extent of $__________ of the purchase price, the undersigned hereby surrenders to EVCI certificates for shares of its Common Stock, which, valued at $__________ per share, the fair market value thereof equals such portion of the purchase price.

         (b) If permitted by EVCI's Board of Directors, to the extent of $__________ of the purchase price, the undersigned hereby allows EVCI to deduct from the number of Shares deliverable pursuant to this exercise a number of such Shares which, valued at $__________ per share, the fair market value thereof equals such portion of the purchase price.

         (c) To the extent of the balance of the purchase price, the undersigned has enclosed a certified or bank check payable to the order of EVCI for $__________.

         A stock certificate or certificates for the Shares should be delivered in person or mailed to the undersigned at the address shown below.

         The undersigned acknowledges that: unless notified otherwise in writing by EVCI, (i) the Shares have not been registered under the Securities Act of 1933 ("Securities Act") or any State securities laws ("State Laws") and, therefore, cannot be sold or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable State Laws or, in the opinion of counsel to EVCI, an exemption from registration is available; (ii) the undersigned will have no right to require that the Shares be registered under the Securities Act or any State Laws; and (iii) the certificate evidencing the Shares will bear legends covering the restrictions described above.


                                Signature:
                                           -------------------------------------

                                Address:
                                           -------------------------------------


                                           -------------------------------------


Dated:


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